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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): September 18, 2003
                                                        -------------------


                               EVANS BANCORP, INC.
                               -------------------
               (Exact name of Registrant as Specified in Charter)

           New York                     0-18539               16-1332767
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)


14-16 North Main Street, Angola, New York                         14006
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code   (716) 549-1000
                                                    -------------------

ITEM 5.   OTHER EVENTS
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          Evans Bancorp, Inc. is filing herewith a press release issued on
          September 18, 2003, which is included herein. This press release was issued to announce a stock dividend to be paid on the Company's common stock as approved by the Board of Directors.

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS
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          The following exhibit is included herein:

          99.1  September 18, 2003 Press Release

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EVANS BANCORP, INC.

                                      By:  /s/ James Tilley
                                         --------------------------------
                                           James Tilley, President & CEO


September 18, 2003